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                                                                   EXHIBIT 99(c)



                            STOCK PURCHASE AGREEMENT


         THIS STOCK PURCHASE AGREEMENT (this "Agreement") is entered into as of the 23rd day of July, 2001, by and among EXX INC., a Nevada corporation (the "Buyer"), and _____________________ (the "Seller").

                                    RECITALS

         WHEREAS, the Buyer desires to purchase from the Seller, and the Seller desires to sell to the Buyer, _________________________________________
(________) shares of Common Stock (the "Shares"), $1.00 par value, of Newcor, Inc., a Delaware corporation ("Newcor"); and

         WHEREAS, the parties desire to confirm the terms and conditions of the purchase and sale of the Shares as provided below.

         NOW, THEREFORE, in consideration of the premises, the covenants and agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto agree as follows:

         1. Purchase and Sale. Upon the terms and subject to the conditions of this Agreement, at the Closing (as hereinafter defined), the Seller shall sell, assign and transfer the Shares to the Buyer in exchange for the sum of ___________________________________ ($_________) (the "Purchase Price").

         2. Closing. The actual conveyance, assignment and transfer of the Shares to the Buyer (the "Closing") shall take place on July 23, 2001, or such other date as the parties mutually may designate (the "Closing Date").

         3. Buyer's Representations and Warranties. The Buyer hereby represents and warrants to the Seller on the date of this Agreement as follows:

            (a) Authorization. The Buyer is duly organized and in good standing as a corporation under the laws of the State of Nevada. The Buyer has the right, power and authority to enter into this Agreement, and otherwise to comply with, and perform the Buyer's obligations under, this Agreement. This Agreement constitutes the valid and binding agreement of the Buyer that is enforceable against the Buyer in accordance with its terms.

            (b) Absence of Violations or Conflicts. The execution and delivery of this Agreement by the Buyer and the consummation of the transactions contemplated by this Agreement do not and will not with the passage of time or giving of notice or both, constitute a violation of, be in conflict with, or require any consent under (i) any contract, agreement, commitment, undertaking or understanding to which the Buyer is a party or to which the Buyer or any of the Buyer's properties are subject or bound, (ii) any judgment, decree or order of any governmental authority to which the Buyer or any of the Buyer's properties are subject or bound,




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or (iii) any applicable law.

            (c) Litigation. There are no claims, causes of action or litigation or administrative proceedings pending or, to the Buyer's knowledge, threatened with respect to this Agreement.

            (d) Investment Representations.

                (i) The Shares acquired by the Buyer hereunder will be acquired for investment for the Buyer's own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and the Buyer has no present intention of selling, granting participation in, or otherwise distributing the same. The Buyer does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer, or grant participations to such person or to any third person, with respect to any of the Shares.

                (ii) The Buyer is able to fend for himself in the transactions contemplated by this Agreement, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of his investment and has the ability to bear the economic risks of his investment. The Buyer is not relying on any representations or warranties made by the Seller with respect to the Shares or the performance of the Company.

                (iii) The Buyer understands that the Shares may not be sold, transferred or otherwise disposed of without registration under the Securities Act of 1933, as amended (the "1933 Act") or an exemption therefrom, and that in the absence of an effective registration statement covering the Shares or an available exemption from registration under the 1933 Act, the Shares must be held indefinitely.

         4. Seller's Representations and Warranties. The Seller hereby represents and warrants to the Buyer on the date of this Agreement as follows:

            (a) Status of Shares. The Seller has good and marketable title to the Shares free and clear of all liens, encumbrances, charges or other restrictions on title, either contractual or otherwise, except those restrictions imposed by applicable securities laws.

            (b) Authorization. The Seller has the right, power and authority to enter into this Agreement, and otherwise to comply with, and perform the Seller's obligations under, this Agreement. This Agreement constitutes the valid and binding agreement of the Seller that is enforceable against the Seller in accordance with its terms.

            (c) Absence of Violations or Conflicts. The execution and delivery of this Agreement by the Seller and the consummation of the transactions contemplated by this Agreement do not and will not with the passage of time or giving of notice or both, constitute a violation of, be in conflict with, or require any consent under (i) any contract, agreement, commitment, undertaking or understanding to which the Seller or Newcor is a party or to which the Seller or Newcor or any of the Seller's or Newcor's properties are subject or bound,
(ii) any




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judgment, decree or order of any governmental authority to which the Seller or
Newcor or any of the Seller's or Newcor's properties are subject or bound, or
(iii) any applicable law.

            (d) Litigation. Except as disclosed to the Buyer, there are no claims, causes of action or litigation or administrative proceedings pending or, to the Seller's knowledge, threatened with respect to this Agreement or the Shares.

         5. Actions to be Taken at Closing.

            (a) Actions to be taken at Closing by the Buyer. At the Closing, in accordance with the terms of the escrow letter dated July 23, 2001 (the "Escrow Letter"), the Buyer shall deposit the Purchase Price with the Escrow Agent (as defined in the Escrow Letter). Upon receipt of the stock certificate(s) representing the Shares, duly endorsed for transfer to the Buyer, or upon confirmation of book entry transfer of the Shares to the Buyer's account at Merrill Lynch in accordance with Section 5(b)(i), the Buyer shall promptly instruct the Escrow Agent to deliver the Purchase Price to the Seller in accordance with the terms and conditions of the Escrow Letter.

            (b) Actions to be taken at Closing by the Seller. At the Closing, the Seller shall:

                (i) Deliver to the Buyer stock certificate(s) representing the Shares, duly endorsed by the Seller for transfer to the Buyer, or cause the transfer of the Shares to the Buyer by book entry transfer to the Buyer's account at Merrill Lynch. Book entry transfer to the Buyer's account at Merrill Lynch may be made to the account name of EXX INC., account number 852-07486, DTC number 5198, attention: Nick Fiegoli, at Merrill Lynch, 200 Park Avenue, 13th Floor, New York, New York 10166, telephone number (800) 926-7093, facsimile number (212) 953-2149; and

                (ii) Deliver to Newcor the Seller's resignation from the Board of Directors of Newcor effective on the Closing Date.

         6. Noncompetition. For a period of two (2) years from the date of this Agreement, the Seller shall not participate in the ownership, management, operation or control of, or be employed by, any business which competes with Newcor or provides services in lines of business that are currently provided by Newcor on the date of this Agreement. The Seller agrees that the covenant set forth in this Section is reasonable with respect to duration, geographic area and scope. In the event that any of the provisions of this Section are finally determined by any court of competent jurisdiction to be void or unenforceable, this Agreement will be deemed to be automatically modified so as to eliminate from this Section the unenforceable constraint or its application in any manner in which it was found to be unenforceable and, except as so modified, this Agreement will remain in full force and effect. Notwithstanding the foregoing, this Section shall not prohibit the Seller from owning less than 5% of the outstanding stock of a publicly-traded corporation.



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         7. Confidentiality. The Seller acknowledges that he has had access to confidential trade secrets, information, observations, records, customer lists, data, drawings, writings or other materials owned by Newcor. The Seller agrees that, for a period of two (2) years from the date of this Agreement, he will not directly or indirectly disclose to others or use for his own benefit or for the benefit of others any of the foregoing information, except for the benefit of Newcor. The provisions of this Section will not: (i) apply to the operation of Newcor or its business to the extent that the Seller acquires information from parties other than Newcor; or (ii) apply to any information, matter or thing that is in the public domain or that has been disclosed to others by Newcor or its employees or agents.

         8. Indemnification. Subject to the provisions of applicable law, the Buyer agrees to indemnify the Seller and hold the Seller harmless against and in respect of any and all demands, claims, actions or causes of action, loss, liability, cost, expense or damages (collectively, "Losses") incurred by the Seller incident to, arising in connection with or resulting from the transactions contemplated hereby, provided, however, such indemnification shall not extend to Losses which relate primarily to the Seller's: (a) gross negligence; (b) willful misconduct; or (c) breach of this Agreement. The Buyer will cause Newcor to continue to provide director's and officer's insurance covering the Seller on substantially the same terms as is in place on the date of this Agreement as long as such insurance continues to be available to Newcor in the market on substantially the same terms as is currently available to Newcor.

         9. Survival. The terms, covenants, representations and warranties contained in this Agreement shall survive the closing of the transactions contemplated by this Agreement without limitation.

         10. Binding on Successors and Assigns. This Agreement shall be binding upon, inure to the benefit of and be enforceable by and against the parties hereto and their respective successors and assigns in accordance with the terms hereof.

         11. Governing Law. This Agreement shall be governed by and construed and interpreted according to the laws of the State of Delaware, determined without reference to conflict of law principles.

         12. Cooperation. Each party hereby agrees to take such further actions and to execute such additional documents as any other party may reasonably request in order to consummate the transactions contemplated by this Agreement.

         13. Miscellaneous. This Agreement may be amended or modified in whole or in part only by an agreement in writing executed by all parties hereto and making specific reference to this Agreement. All prior negotiations and agreements among the parties hereto are superseded by this Agreement, except that this Agreement shall not supersede the agreement between Newcor and the Buyer dated February 14, 2001 as amended, and there are no representations, warranties, understandings or agreements other than those expressly set forth herein, except as modified in writing concurrently herewith or subsequent hereto. This Agreement may be executed in one or more counterparts, all of which taken together shall constitute one instrument.




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In the event that any one or more of the provisions contained in this Agreement or any application thereof shall be invalid, illegal or unenforceable in any respect, the validity, legality or enforceability of the remaining provisions of this Agreement and any other application thereof shall not in any way be affected or impaired thereby; provided, however, that to the extent permitted by applicable law, any invalid, illegal, or unenforceable provision may be considered for the purpose of determining the intent of the parties in connection with the other provisions of this Agreement.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.


                                     BUYER:

                                     EXX INC.


                                     By:
                                          ----------------------------------
                                          David A. Segal, Chairman


                                     SELLER:



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